UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 18, 2013

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Expedia, Inc. annual meeting of stockholders was held on June 18, 2013. According to the inspector of elections, stockholders present in person or by proxy, representing 105,869,555 shares of Expedia common stock (generally entitled to one vote per share) and 12,799,999 shares of Expedia Class B common stock (generally entitled to ten votes per share) voted on each proposal presented as follows:

Proposal 1 – Election of Directors. The stockholders elected ten directors of Expedia, three of whom were elected by holders of common stock only (“Common Stock Nominees”), and seven of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), each to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board of Directors). Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Common Stock Nominees
A. George “Skip” Battle	89,651,998	10,150,746	6,066,811
Craig A. Jacobson	73,410,991	26,391,753	6,066,811
Peter M. Kern	73,319,925	26,482,819	6,066,811
Combined Stock Nominees
Barry Diller	191,001,329	36,801,405	6,066,811
Dara Khosrowshahi	195,413,023	32,389,711	6,066,811
Victor A. Kaufman	192,786,872	35,015,862	6,066,811
Jonathan L. Dolgen	196,818,002	30,984,732	6,066,811
Pamela L. Coe	181,576,276	46,226,458	6,066,811
John C. Malone	185,201,256	42,601,478	6,066,811
José A. Tazón	225,472,634	2,330,100	6,066,811

Proposal 2 – Approval of the Company’s Stock and Annual Incentive Plan. The stockholders approved the Second Amended and Restated Expedia, Inc. 2005 Stock and Annual Incentive Plan, including an amendment to increase the number of shares of Expedia common stock authorized for issuance thereunder by 6,000,000. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
183,943,602	43,691,677	167,455	6,066,811

Proposal 3 – Approval of the Company’s Employee Stock Purchase Plans. The stockholders approved the Expedia, Inc. 2013 Employee Stock Purchase Plan and the Expedia, Inc. 2013 International Employee Stock Purchase Plan. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
226,603,170	703,024	496,538	6,066,811

Proposal 4 – Ratification of appointment of independent registered public accounting firm. The stockholders ratified the appointment of Ernst & Young LLP as Expedia’s independent registered public accounting firm for the year ending December 31, 2013. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
232,374,394	1,263,981	230,630	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Executive Vice President, General Counsel and Secretary

Dated: June 21, 2013